UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2015 (August 25, 2015)

CHANTICLEER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29507	20-2932652
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7621 Little Avenue, Suite 414

Charlotte, North Carolina 28226

(Address of principal executive offices)

Registrant’s telephone number, including area code: (704) 366-5122

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Items.

On August 25, 2015, Chanticleer Holdings, Inc., a Delaware corporation (“Chanticleer” or the “Company”) held an investor conference call and provided a review of its operations and growth strategy. A replay of the teleconference will be available until September 25, 2015 and may be accessed by dialing (877) 660-6853. International callers may dial (201) 612-7415. Callers should use conference ID: 13617859. A transcript of the call is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company did not include a question and answer session on the call but encourages investors to refer to the question and answer document attached hereto as Exhibit 99.2 and incorporated herein by reference.

On August 25, 2015, Chanticleer issued a press release announcing Mike Pruitt, Chairman and Chief Executive Officer, will be presenting at the Sidoti Emerging Growth Conference, to be held at the Marriott Marquis in New York City. The Chanticleer presentation will take place on Wednesday, September 2, 2015 at 2:10 p.m. Eastern Time. A copy of the press release is attached to this Form 8-K as Exhibit 99.3.

In accordance with General Instruction B.2 of Form 8-K, the information contained in Exhibit 99.1 furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Chanticleer Holdings, Inc. Investor Conference Call Transcript dated August 25, 2015.

99.2	Chanticleer Holdings, Inc. Question & Answer Addendum dated August 25, 2015.

99.3	Chanticleer Holdings, Inc. Press Release dated August 25, 2015.

Forward Looking Statements

In order to provide Chanticleer’s investors with an understanding of its current intentions and future prospects, this Current Report of Form 8K may contain statements that are forward-looking statements regarding the proposed rights offering of its common stock, the intended use of proceeds of the rights offering, Chanticleer’s proposed acquisitions, the expected timing of the acquisitions, the prospects for Chanticleer and its subsidiaries, Chanticleer’s market opportunity, Chanticleer’s expectations for the development of its restaurant properties and future growth and projected earnings of Chanticleer’s business. Any statements that are not historical facts contained in this call are “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as “expects,” “plans,” “projects,” “could,” “may,” “anticipates,” “believes,” “should,” “intends,” “estimates,” and other words of similar meaning. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions or orders that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the fluctuation of global economic conditions, the performance of management and our employees, our ability to obtain adequate financing or required licenses, competition, general economic conditions and other factors that are detailed in our periodic reports and on documents we file from time to time with the Securities and Exchange Commission. The forward-looking statements contained in this press release speak only as of the date the statements were made, and Chanticleer does not undertake any obligation to update forward-looking statements. We intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Chanticleer Holdings, Inc.,
a Delaware corporation
(Registrant)

Date: August 25, 2015	By:	/s/ Michael D. Pruitt
	Name:	Michael D. Pruitt
	Title:	Chief Executive Officer